EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-QSB of Winsted Holdings, Inc. for the quarter ending September 30, 2005, I, Mark Ellis, Chief Executive Officer and Chief Financial Officer of Winsted Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Winsted Holdings, Inc.

     Dated: November 21, 2005.

                                   /s/  Mark Ellis
                                   ---------------------------------------------
                                   Mark Ellis, Chief Executive Officer and Chief Financial Officer of Winsted Holdings, Inc.